EQUITY	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
EQUITY

NOTE 7 –EQUITY:

(1)	On November 2025 the Company initiated a share repurchase program (the – “Buyback”), at an aggregate amount of up to $50 million. As of June 30, 2026, the Company has repurchased a total of 91,551 shares at a total consideration of $0.9 million.

(2)	On May 11, 2026, the extraordinary general meeting of the Company’s shareholders approved a reverse share split of the Company’s ordinary Shares, effective as of June 1, 2026, at a conversion ratio of 1 for 20.

The Company accounted for the Reverse Stock Splits on a retroactive basis pursuant to ASC 260. As a result, all common stock, warrants, and options outstanding and exercisable for common stock, exercise prices and loss per share amounts have been adjusted, on a retroactive basis, for all periods presented in these financial statements and the applicable disclosures, to reflect such Reverse Stock Split.